0 February 2014 Listing on New York Stock Exchange March 31, 2014

1 Certain statements made in this presentation are forward - looking statements. These forward - looking statements include statements regarding our intent, belief or current expectations and are based on various assumptions. These statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward - looking statements that we make. Forward - looking statements may include, but are not limited to, statements regarding stockholder liquidity and net asset value and potential trading prices. The words "anticipates," "believes," "expects," "estimates," "projects," "plans," "intends," "may," "will," "would" and similar expressions are intended to identify forward - looking statements, although not all forward - looking statements contain these identifying words. Actual results or outcomes may differ materially from those contemplated by the forward - looking statement. Further, forward - looking statements speak only as of the date they are made, and we undertake no obligation to update or reverse any forward - looking statement to reflect changed assumptions, the occurrence of unanticipated events on changes to future operating results, unless requested to do so by law. Factors that might cause such differences include, but are not limited to: our ability to complete the listing of our shares of common stock on the New York Stock Exchange (“NYSE”), our ability to complete the tender offer, changes in market multiples or in actual or estimated FFO or AFFO, the price at which our shares of common stock may trade on the NYSE, which may be higher or lower than the purchase price in the tender offer; the number of shares acquired in the tender offer, the cost of any indebtedness incurred to fund this offer; the impact of current and future regulation ; the effects of competition; the ability of our advisor to attract, develop and retain executives and other qualified employees; changes in general economic or market conditions; and other factors, many of which are beyond our control. Forward - Looking Statements

2 Other factors include: • All of our executive officers are also officers, managers and holders of a direct or indirect controlling interest in New York Recovery Advisors, LLC (our " Advisor“) and other American Realty Capital - affiliated entities. As a result, our executive officers, our Advisor and its affiliates face conflicts of interest, including significant conflicts created by our Advisor's compensation arrangements wit h u s and other investors advised by American Realty Capital affiliates, and conflicts in allocating time among these investors and us. These co nflicts could result in unanticipated actions. • Because investment opportunities that are suitable for us may also be suitable for other American Realty Capital - advised program s or investors, our Advisor and its affiliates face conflicts of interest relating to the purchase of properties and other investm ent s and such conflicts may not be resolved in our favor, meaning that we could invest in less attractive assets, which could reduce the in ves tment return to our stockholders. • We depend on tenants for our revenue, and, accordingly, our revenue is dependent upon the success and economic viability of o ur tenants. • We may not be able to achieve the rental rate increases included in our estimates and our expenses could be greater. • Increases in interest rates could increase the amount of our debt payments and limit our ability to pay distributions. • We may not generate cash flows sufficient to pay our distributions to stockholders, as such, we may be forced to borrow at hi ghe r rates or depend on our Advisor or our property manager, New York Recovery Properties, LLC (the "Property Manager"), to waive reimburse men t of certain expenses and fees to fund our operations. • We may be unable to pay or maintain cash distributions or increase distributions over time. • We are obligated to pay fees, which may be substantial, to our Advisor and its affiliates, including fees payable upon the sa le of properties. • We are subject to risks associated with the significant dislocations and liquidity disruptions that recently existed or occur red in the credit markets of the United States. • We may fail to continue to qualify to be treated as a real estate investment trust for U.S. federal income tax purposes ("REI T") . • Our properties may be adversely affected by economic cycles and risks inherent to the New York metropolitan statistical area ("M SA"), especially New York City. All forward - looking statements should be read with the risks factors described in our reports filed with the U.S. Securities and Exchange Commission (the “SEC”), particularly in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition a nd Results of Operations" sections of our latest Annual Report on Form 10 - K, as filed with the SEC. Forward - Looking Statements (cont’d)

3 We Are Listing on the New York Stock Exchange Positioned Portfolio for Future Growth and Value Creation Deployed Fully December 2013 Closed Non - Traded Offering December 2013 Acquired High - Quality New York City Real Estate (2010 to 2013) NYSE Ticker: NYRT Listing Date: April 15, 2014 “NYRT is the Pure Play on New York City”

Strong Value Proposition Compared to Public Peers

	Listing (1)	Discounted Listing (1)	Empire State Realty Trust	SL Green Realty Corp	Boston Properties, Inc.	Vornado Realty Trust	Brookfield Office Properties, Inc.
Ticker:	NYRT	NYRT	ESRT	SLG	BXP	VNO	BPO
Sq. Ft. *(mm)*	3.1	3.1	8.4	28.5	41.5	62.1	65.5
Manhattan Real Estate Exposure	96%	96%	73%	78%	13%	31%	30%
Occupancy	94%	94%	86%	93%	93%	91%	90%
Total Equity Value (billions)	$2.5	$2.1	$3.7	$9.7	$19.5	$19.5	$9.8
Enterprise Value (billions) (2)	$3.0	$2.6	$4.8	$16.7	$28.5	$30.3	$23.0
(Net Debt + Pref.) / EBITDA (2)	4.7x	4.7x	4.6x	8.4x	6.3x	6.8x	10.9x
(Net Debt + Pref.) / Enterprise Value (2)	17%	20%	24%	42%	32%	35%	57%
Dividend Yield	2.8%	3.4%	2.3%	2.0%	2.3%	3.0%	2.9%
2015E FFO Payout Ratio	71%	71%	43%	33%	45%	58%	49%
2015E AFFO Payout Ratio	85%	85%	68%	43%	60%	89%	93%
2015E FFO Multiple	24.9x	20.8x	19.0x	16.4x	19.9x	19.5x	17.0x
2015E AFFO Multiple	30.0x	25.0x	30.1x	21.3x	26.4x	29.7x	32.3x
Price *(as of 3/28/2014)*	$16.20 (3)	$13.50 (3)	$15.04	$99.47	$113.89	$98.10	$19.36

Sources: Company management, company presentations, FactSet, Green Street Advisors and SNL Financial as of 3/28/2014.
(1) Metrics assume fully-subscribed $250 million tender offer at $10.75 per share.
(2) Enterprise value = equity value + net debt + preferred equity. Net debt = consolidated debt - cash.
(3) Share price based on estimated 2015 AFFO per share od $0.54 (midpoint of our guidance) and an assumed 25.0x to 30.0x AFFO multiple.

NYRT NEW YORK REIT 4

5 Implied Share Price $11.50 $13.50 $14.26 $16.04 $16.20 $16.25 $17.44 AFFO Multiple 21.3x 25.0x 26.4x 29.7x 30.0x 30.1x 32.3x SLG Multiple 21.3x NYRT Assumed Multiple 25.0x BXP Multiple 26.4x VNO Multiple 29.7x ESRT Multiple 30.1x BPO Multiple 32.3x NYRT AFFO Range = $0.54 (1) Peer Company AFFO Multiples NYRT Assumed Multiple 30.0x Valuation Sensitivity Analysis Sources: Peer company AFFO multiples based on 2015 consensus estimates from SNL Financial as of 3/28/2014. (1) Based on midpoint of the Company’s 2015 AFFO per share guidance of $0.52 to $0.56.

6 2015 AFFO Guidance Key Assumptions: • $250 million tender offer subscription at $10.75 per share • $375 million of acquisitions • Same - store cash NOI growth in line with projections (13% to 15%) • Interest rates remain flat • Stable acquisition cap rate environment Projecting 2015 AFFO per share of $0.52 to $ 0.56 NYRT Pro Forma Earnings Guidance 2015 Full Year Low High Core FFO $0.63 $0.67 AFFO $0.52 $0.56

7 Important Features of the Listing • Listing Date on NYSE: April 15, 2014 • No “ Lock - Up”: Shares will be freely tradable • Tender Offer: Company will make a concurrent Tender Offer to purchase shares • Tender price of $ 10.75 per share • Tender amount up to $250 million • Tender will remain open for 20 business days • Tender will be accretive to the Company • Dividend : Annualized $0.46 per share • Management is not selling any shares

8 Why Are We Listing? • Shareholders will have the opportunity to sell their shares for cash or hold for growth • Growth: Shareholders can participate in future appreciation, if they choose not to sell • External growth fueled by continuing acquisitions • Internal growth from near - term earnings improvements • Lower c ost of capital as a listed company (company immediately WKSI shelf eligible) • Lower leverage compared to peers serves as a catalyst for growth • Market Receptivity: New York City focused REITs are trading near 52 - week highs • Experienced Management Team: M anagement team with a proven track record • Anticipated Index Inclusions: Expected market support from the Russell 2000 inclusion (expected in June 2014) and the MSCI US REIT inclusion (expected in November 2014) To Create Liquidity To Create Value

9 Revised Dividend to Increase Growth • Set Dividend at $ 0.46 per share : Our Board of Directors expects to revise the annualized dividend from $0.605 per share to $0.46 per share • Increase Retained Earnings: Revised dividend increases Company’s retained earnings • Increased Retained Earnings Facilitates Investments • Payout Ratios comparable to public peers • Higher Growth Leads to Higher Multiples: Public markets generally reward higher growth companies, generally leading to higher multiples Higher Retained Earnings Additional Investments Higher Multiples Improved Growth

10 Investment Highlights Investment Grade Quality Balance Sheet x Strong credit metrics, low leverage and largely unencumbered balance sheet Experienced Management Team x Experienced and committed management team Pure Play on New York City Real Estate x 100% New York City / 96% Manhattan High Quality, Stable Portfolio x Average lease term of 10.1 years x 94% occupied NYRT is the Only “Pure Play” on NYC Real Estate Sector - Leading Growth x 14% (1) same - store NOI growth in 2014 to 2015 x Acquired $1.8 billion of assets in 2013 (1) Assumes 48.9% of Projected Cash NOI at Worldwide Plaza; does not include adjustment for preferred return.

11 We Are the “Pure Play” on New York City and Intend to Remain With That Focus Source: Green Street Advisors and SNL Financial as of YE 2013. Note: All amounts shown represent the companies’ proportionate ownership, including proportionate ownership of unconsolidated jo int ventures. Amounts also include properties under development. 76% 96% 78% 31% 28% 13% 13% Total Square Feet (mm) 3 29 8 62 66 42 Manhattan Real Estate Exposure (% SF) Manhattan Office and Retail Real Estate Exposure (% SF) NYRT’s portfolio has the highest concentration of Manhattan - based real estate of all public REITs 73% 73% 30% 30% 88%

12 Significant Opportunity for Future Growth » Proven acquisition capabilities: • Over $1.8 billion of assets acquired in 2013 » Fixed price option to acquire remaining interest in Worldwide Plaza at $669 per sf in 2016: • Option price represents a substantial discount to estimated FMV of the asset • Represents a 33% increase in square footage of current portfolio » 14% NOI growth in 2015 . (1) Target $12.4 million of incremental NOI growth in 2015 from the following key drivers: • Elimination of free rent at 50 Varick Street • Ramp - up of the Viceroy Hotel • Lease - up at Worldwide Plaza • Lease - up at 256 West 38 th Street » Below market in - place rents add to growth potential in 2015 and beyond 14% Same - Store NOI Growth in 2015 Internal Growth Potential External Growth Potential (1) Assumes 48.9% of projected cash NOI at Worldwide Plaza; does not include adjustment for preferred return.

13 Rentable Square Feet (1) 3,144,352 Number of Properties (1) 23 Occupancy (1) 94% % in New York City 100% % Office & Retail 90% Note: Metrics reflect 48.9% of Worldwide Plaza. (1) As of 12/31/13. Number of properties includes 123 William Street preferred equity investment. Portfolio Highlights

14 Strong Balance Sheet (1) Assumes full subscription of $250 million tender offer at $10.75 per share . Debt metrics as of May 30, 2014. (2) Based on LIBOR assumption of 25 basis points . (3) Based on consolidated net debt and estimated 2015 GAAP EBITDA. Assumes no future acquisitions. (4) Currently committed, subject to lender approval . Assumes no future acquisitions. (5) Assumes exercise of two, 1 - year options on floating credit facility . Assumes no future acquisitions. x Strong balance sheet positioned for future growth x 4.7x Debt/EBITDA , even assuming full - tender subscription x Substantial liquidity x Low cost debt/currently below market x Modest near term debt maturities (dollars in thousands ) Post Listing (1) Interest Rate Consolidated Mortgage Debt $172,716 3.6% Credit Facility - Fixed $80,000 3.3% Credit Facility - Floating $259,121 1.9% (2) Total Debt $511,837 2.7% Total Debt/2015E EBITDA (3) 4.7x Credit Facility: Capacity (4) $705,000 Credit Facility: Draw $339,121 Credit Facility: Availability $365,879 $0 $21 $28 $98 $ 339 $0 $ 26 $0 $200 $400 $600 $800 $1,000 2014 2015 2016 2017 2018 2019 2020+ Consolidated Debt Maturity Schedule (5) (millions)

15 Lowers Leverage Compared to Peers Serves as a Catalyst for Growth (1) Net Debt + Preferred/EBITDA (2) Weighted Average Interest Rate Weighted Average Debt Maturity (Years) Note: Assumes no future acquisitions. Sources: Company filings, Green Street Advisors, SNL Financial and Wall Street Research. (1) NYRT metrics exclude $427.9 million of unconsolidated Worldwide Plaza debt. Leverage metrics assume full subscription of $250 million tender offer. (2) Based on consolidated debt. NYRT based on 2015E EBITDA. Comps based on consensus 2014 EBITDA estimates. 2.0 4.2 5.3 5.6 5.8 5.8 0.0 2.0 4.0 6.0 8.0 10.0 ESRT NYRT BPO SLG VNO BXP 2.7% 4.4% 4.7% 5.0% 5.3% 5.8% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% NYRT BXP VNO BPO SLG ESRT Fixed Charge Coverage 1.7x 2.2x 2.5x 2.8x 3.0x 3.8x 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x BPO SLG VNO BXP ESRT NYRT 4.6x 4.7x 6.3x 6.8x 8.4x 10.9x 0.0x 2.0x 4.0x 6.0x 8.0x 10.0x 12.0x ESRT NYRT BXP VNO SLG BPO

16 Additional Services From Advisor Operations IT Marketing Accounting Legal Human Resources Originations Due Diligence Investment Banking Investor Relations Financing Michael Ead Assistant General Counsel William Stanley Independent Director Michael Happel President Judi Stillman Controller Greg Sullivan CFO & COO (1) Stephen Rothstein Financial Analyst Robert Burns Independent Director Scott Bowman Independent Director Zachary Pomerantz V.P. Asset Management Patrick O’Malley Acquisition Director Nicholas S. Schorsch CEO & Chairman William Kahane Director Experienced NYRT Management Team and Board of Directors (1) Employment commences on April 21, 2014. Same High - Quality Team That Built This Company

17 NYRT Has an Attractive Cost Structure G&A as % GAV 0.35% 0.5% 0.5% 0.6% 1.2% 2.2% SLG BPO VNO ESRT BXP NYRT Smaller Cap REITs (1) All Listed REITs (2) 1.0% 0.9% Source : Company filings and SNL Financial, LTM as of 09/30/13. Note: Asset management fee of 50 basis points on portfolio assets of up to $3 billion. Asset management fee will be reduced to 40 basis points for total portfolio assets of over $3 billion. The fee may be paid in cash or stock at the election of the advisor. (1) Includes listed REITs with enterprise value between $1.5 billion and $3.0 billion. (2) Includes all listed REITs with enterprise values above $400 million. CBD office peers (1) (2) 1.0% 0.9% 0.4% 0.5% 0.5% 0.6% 1.2% 2.2% Small Cap REITs All Listed REITs NYRT BXP SLG BPO VNO ESRT • NYRT will initially be externally managed • NYRT Board of Directors intends for the REIT to become self - managed when economically advantageous to do so • There will be no “Internalization Fee” charged • Creates a lower cost structure for the benefit of NYRT shareholders • Allows NYRT to retain existing management team External Management

18 Appendix – Portfolio Data

19 96% 4% 0.3 % Manhattan Brooklyn Queens Borough by S quare Feet NYRT is: » 100% New York City » 90% Office & Retail » 96% Manhattan Portfolio Mix 82% 8% 4% 4% 2% Property Use by Square Feet Office Retail Parking Hotel Other (1) (1) Multifamily and storage.

20 Manhattan Office Portfolio Square Feet (1) 2,581,381 # of Properties 8 Occupancy 93% Average Remaining Lease Term 10.4 Years NOI Per Occupied SF (2) $34 (1) Based on office square footage by tenant. Reflects 48.9% interest in Worldwide Plaza. Does not include square footage from retail or below - ground storage tenants in office properties. (2) Based on 2014E NOI. Manhattan Office & Retail Portfolios Manhattan Retail Portfolio Square Feet (1) 189,954 # of Properties 7 Occupancy 96% Average Remaining Lease Term 7.9 Years NOI Per Occupied SF (2) $62 (1) Based on retail square footage by tenant. Includes 36,092 sf of stand - alone Manhattan retail and 153,862 sf of retail associated with Manhattan office buildings. (2) Based on 2014E NOI.

21 2.1% 7.8% 4.1% 4.0% 1.3% 1.1% 2.9% 5.4% 5.8% 3.7% 20.2% 41.6% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Thereafter Minor Near Term Maturities = Low Capital Expenditures Note: As of March 31, 2014. Excludes Hotel and Multifamily properties. Well - Staggered Lease Maturity Schedule Weighted Average Remaining Lease Term of 10.1 years (2025 - 2040)

22 NYRT Has Low Recurring Cap Ex Note: Excludes properties without recurring capital expenditures in 2014 and 2015. (1) Recurring Cap Ex represents capital expenditures, tenant improvements and leasing commissions needed to maintain existing inc ome . It excludes first generation lease up. 2014 Total 2015 Total Interior Design Building $ 158 $ 157 163 Washington Avenue 94 97 256 West 38th Street 1,570 151 229 West 36th Street 37 11 218 West 18th Street 10 118 333 W 34th Street 55 0 Worldwide Plaza 28 1,271 Viceroy Hotel 813 1,250 1440 Broadway 3,150 3,546 Other Properties 0 0 Total $ 5,915 $ 6,601 % of Cash NOI 5% 5 % Recurring Cap Ex by Property (1) ($ Amounts In Thousands) Acquisition Strategy Intentionally Targeted Buildings in Good Physical Condition

23 218 West 18 th Street 50 Varick Street 256 West 38 th Street 306 East 61 st Street 229 West 36 th Street 1440 Broadway Worldwide Plaza 333 West 34 th Street Manhattan Office Portfolio Snapshot

24 350 Bleecker Street 350 West 42 nd Street 416 Washington Street 122 Greenwich Avenue Bleecker Street Portfolio* Manhattan Retail Portfolio Snapshot * Bleecker Street Retail Portfolio consists of 3 properties and 5 retail tenants.

25 • In October 2013, NYRT completed its acquisition of a 48.9% equity interest in One Worldwide Plaza, at an implied total proper ty value of $1.325 billion ($645 per sf ). • The Trophy New York office building is currently 91 % occupied » 84 % is leased to two high - quality tenants: Nomura Holdings (Moody's: Baa3, S&P: BBB+) and Cravath Swaine & Moore • Embedded growth through contractual option to purchase the remaining 51.1% in three years at a fixed price, valuing the whole building at $1.375 billion ($669 per sf ). Total building is over 2 million square feet. • Value creation opportunity from both vacant space lease up and contractual rent increases in existing leases • NYRT currently sweeps disproportionate cash flow through its 7 % preferred return • Built in 1987 and LEED Gold certified, the asset is in excellent physical condition thus requiring minimal future capital Case Study: One Worldwide Plaza

Case Study:
1440 Broadway

- In December 2013, NYRT completed its acquisition of 1440 Broadway, a 94% occupied institutional-quality office building on the corner of Broadway and 40th Street
- Off-market transaction acquired below replacement cost at $699 per sf (~$600 per sf excluding the retail)
- Investment grade tenants account for approximately 40% of existing rent including: Macy's (S&P: BBB), Mizuho (S&P: A+), Citibank (S&P: A), Western Union (S&P: BBB+) and FedEx (S&P: BBB)
- Value creation opportunity in 2015 when the existing below-market retail leases expire
- Ideally positioned in the Times Square South submarket, just two blocks south of the "Times Square Bowtie", currently one of the fastest growing, most expensive retail stretches in the world
- Asset is in excellent condition and is LEED Gold Certified. Prior ownership spent ~$36 million on base building improvements since 2000, including over $15 million in lobby renovations


1440 BROADWAY
GOLD

NYRT
NEW YORK REIT
26

27 Appendix – Market Data

28 $34.9 $37.4 $40.8 $44.3 $47.4 $48.4 $47.1 $51.1 $57.3 $62.2 $65.8 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013E Increasing Retail Sales (in billions) 23.3 23.6 25.8 27.3 29.0 30.1 2008 2009 2010 2011 2012 2013E 37.8 39.9 42.6 43.8 46.0 47.1 45.6 48.8 50.9 52.0 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 New York City’s economy has continued to grow despite broader economic challenges since 2008 Expanding Tourism (millions of people per year) Growth in Hotel Room Night Sales (millions of nights sold) Job Creation (in thousands) (2.7) 84.9 74.8 90.8 19.2 (26.1) (111.5) 23.2 36.2 36.6 81.5 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Source: Cushman & Wakefield and Bureau of Labor Statistics as of 3Q 2013. Positive New York City Economic Trends

29 $20 $30 $40 $50 $60 $70 $80 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Manhattan Office Market - Asking Rents Rent ($) per Square Foot ( 26.3%) Current asking rents need to increase 17% to meet ‘08 peak 0 100,000,000 200,000,000 300,000,000 400,000,000 1990 2000 2010 Square Feet Manhattan Office Market - Existing Office Space 400.2 Million Sq.Ft . 392.8 Million Sq.Ft . No Net New Supply Rising Rents Supply - Constrained Market with Long - Term Growth 17% Source: Cushman & Wakefield and Bureau of Labor Statistics as of 3Q 2013.

30 # City Rent (US$/SF) 1 London – Central (West End), U.K. $259.36 2 Hong Kong (Central), Hong Kong 234.30 3 Beijing (Finance Street), China 197.05 4 Beijing (CBD) , China 189.67 5 Hong Kong (West Kowloon), Hong Kong 170.42 6 Moscow, Russian Federation 165.05 7 New Delhi (Connaught Place – CBD), India 156.65 8 Tokyo ( Marunouchi Otemachi ), Japan 154.67 9 London – Central (City), U.K. 142.71 10 Paris, France 122.10 11 New York (Midtown Manhattan), U.S. 120.65 12 Shanghai ( Pudong ), China 119.50 13 Rio de Janeiro, Brazil 112.22 14 Shanghai ( Puxi ), China 111.69 15 Mumbai ( Bandra Kurla Complex), India 109.24 Source: CB Richard Ellis Global Research and Consulting as of December 2013. New York Midtown Office Rents are 11 th Highest in the World # City Rent (US$/SF) 16 Sao Paulo, Brazil $105.11 17 Sydney, Australia 104.39 18 San Francisco (Downtown), U.S. 102.00 19 Geneva, Switzerland 101.30 20 Singapore, Singapore 98.50 21 Seoul (CBD), South Korea 97.22 22 Boston (Downtown), U.S. 93.75 23 Dubai, United Arab Emirates 92.56 24 Zurich, Switzerland 91.44 25 Istanbul, Turkey 86.78 26 Washington, D.C. (Downtown), U.S. 86.47 27 Perth, Australia 86.24 28 Seoul ( Yeouido ), South Korea 83.09 29 New York (Downtown Manhattan), U.S. 82.55 30 Los Angeles (Suburban), U.S. 79.10

31 Appendix – Supplemental Financial Data

32 Estimated Net Asset Value (NAV) 2015 PF (1) Valuation Cash NOI ($mm) Valuation ($mm) Cap Rate Per SF Office $103.8 $ 2,257.2 4.60% $812 Retail 11.4 254.2 4.50% $ 1,293 Multifamily 1.6 33.0 4.75% Hotel 10.0 166.7 6.00% Parking 0.4 7.5 4.75% Total Operating Properties $ 127.2 $ 2,718.6 4.68% Less: Total Debt (905.6) Property Equity Value $ 1,813.0 Plus: William Street Preferred Equity $30.0 Plus: Cash $233.4 Less: Non - Recurring Capital Expenditure (34.7) Plus: WWP Option Value 167.2 Plus: Total Net Working Capital Adjustment (1.7) Net Asset Value $ 2,207.2 Shares Outstanding 176.9 NAV Per Share (Before Tender) $ 12.47 Premium / (Discount) to Tender Price ($10.75) 16.0% Tender Adjustments Less: Cash ($ 233.4) Less: Draw on Line of Credit (16.6) Total Tender Cost ($ 250.0 ) Adjusted Net Asset Value $ 1,957.2 Adjusted Shares Outstanding 153.7 Gross NAV Per Share (After Tender) $ 12.74 Promote Value Per Share (2) ($0.14) Net NAV Per Share (After Tender) $ 12.60 See additional notes on the next page. Note : Assumes no future acquisitions. (1) Based on estimated 2015 NOI assuming no acquisitions and with pro forma adjustment for burn - off of free rent. (2) Based on tender price of $10.75 per share.

33 Notes Regarding NAV Estimate of Cash NOI: We estimated our 2015 Cash NOI based solely on the cash revenues and cash expenses we expect based on the properties that we own as of the date of this report. We projected revenues and expenses for each property based either on existing in - place leases or in the case of expiring or vacant leases, based on our experience regarding new or renewal lease rates and the expenses associated there with. We did not assume any acquisitions for these purposes. See " Abo ut the Data" herein for a discussion of Cash NOI. Cap Rate: We assumed capitalization or “cap” rates for each property type based on our recent experience in acquiring our portfolio which we believe reflects market cap rates. Promote: For purposes of calculating the promote in the form of a listing note to be issued to an affiliate of our Advisor in respect of a special interest held by th e a ffiliate in our operating partnership, we assumed "market value" would be equal to $10.75 (the tender price) multiplied the number of shares outstanding as of April 30, 2014 . WWP Option Value: We estimated the value of the property using a projection of Cash NOI and related cap rate and then subtracted the payment we wo uld have to make to acquire our partners interest. Thus, the value above reflects solely the value of our option with respect to the property . Additional Notes: Estimating NAV involves a number of subjective judgments and assumptions such as those relating to estimated cash NOI and app lic able cap rates. The assumptions that we used to estimate NAV may or may not prove to be correct, and if different assumptions were used, a differ ent estimate would likely result. Furthermore, our estimate of NAV may not fully reflect certain extraordinary events, including, without limitation, the unexp ect ed renewal or termination of a material lease, or unanticipated structural or environmental events on our portfolio. Our estimate of NAV does not represent the fair value of our assets less liabilities under GAAP. Furthermore, we did not retain a third party to value our properties. Our estimate of NAV is not a representation, warranty or guarantee of: (a) what a stockholder would ultimately realize upon a liq uid ation of our assets and settlement of our liabilities or upon any other liquidity event, (b) the price that the shares of our common stock may trade on the NYSE and (c ) w hat any third party in an arms - length transaction would offer to purchase all or substantially all of our shares of common stock .

34 Asset Type # of Transactions Evaluated Purchase Price ($ in millions) Price per SF/Unit Cap Rate Office 20 $5,959 $904 Per SF 4.4% Retail 10 $298 $1,814 Per SF 4.6% Multifamily 57 $1,905 $476,000 Per Unit 4.4% New York City Cap Rate Comparisons by Property Type Select NYC Transactions Greater Than $10 million Since 2013 (1) Source: Real Capital Analytics. (1) See Appendix for a full breakdown of recent NYC transactions greater than $10 million since 2013.

35 Select Recent NYC Transactions Multifamily Transactions: Address Close Date Area Year Built Price Units Cap Rate 175 E 96th St 6/15/2013 New York 1993 $252 522 3.6% 165 E 66th St 11/21/2013 New York 1956 230 152 2.5% 212 W 91st St 12/20/2013 New York 1923 145 363 4.0% 752 - 758 West End Ave 6/13/2013 New York 1931 125 197 5.0% 247 E 28th St 2/12/2014 New York 1978 100 128 4.5% 41 - 17 Crescent St 7/22/2013 Long Island City 2012 81 130 5.5% 201 - 211 E 33rd St 9/23/2013 New York 1910 72 147 4.2% 210 - 230 W 107th St 3/1/2013 New York 1925 70 178 3.7% 200 E 11th St 12/17/2013 New York 1986 57 55 3.3% 370 - 374 Columbus Ave 12/9/2013 New York 1910 36 54 3.1% 780 Riverside Dr 10/30/2013 New York 1914 32 91 3.2% 5 - 15 W 91st St 7/26/2013 New York 1972 27 48 2.8% 102 Christopher St 10/4/2013 New York 1920 27 37 4.9% 254 - 258 Front St 5/3/2013 New York 2010 25 41 5.0% 7 - 11 Cornelia St 10/21/2013 New York 1900 25 48 5.3% 736 - 738 W 173rd St 8/20/2013 New York 1922 23 137 4.6% 360 Broadway 5/15/2013 New York 1900 23 10 3.0% 2520 Tilden Ave 3/29/2013 Brooklyn 2007 22 117 9.8% 243 - 247 E 33rd St 3/21/2013 New York 1925 21 63 4.7% 334 E 79th St 7/1/2013 New York 1920 21 46 4.6% 117 - 143 W 141st St 7/16/2013 New York 1910 20 144 5.7% 455 - 457 Hudson St 10/1/2013 New York 1920 20 39 4.3% 143 - 145 W 4th St 11/20/2013 New York 1900 19 26 5.3% 152 Ludlow St 4/12/2013 New York 2003 19 25 5.0% 78 Irving Pl 6/14/2013 New York 1920 18 15 5.2% 308 W 82nd St 12/11/2013 New York 1906 17 49 2.8% 861 Ninth Ave 8/20/2013 New York 1883 17 41 3.4% 102 W 79th St 4/15/2013 New York 1931 17 42 3.4% 205 - 207 Eighth Ave 5/1/2013 New York 1900 16 25 4.3% 315 - 319 W 88th St 8/15/2013 New York 1896 15 31 3.1% 76 Saint Marks Ave 7/3/2013 Brooklyn 1920 15 20 3.6% 556 - 562 W 126th St 11/21/2013 New York 1910 15 40 3.9% 117 - 119 E 7th St 11/13/2013 New York 1920 14 27 5.0% 17 W 125th St 7/1/2013 New York 1900 14 57 4.6% 54 - 62 Livingston St 8/14/2013 Brooklyn 1900 13 49 4.1% 1160 First Ave 7/17/2013 New York 1910 13 16 5.0% 933 Amsterdam Ave 7/10/2013 New York 1930 13 27 3.9% 40 - 2 Horatio St 12/18/2013 New York 1910 13 40 3.5% 580 Saint Nicholas Ave 7/8/2013 New York 1926 13 94 5.0% 202 - 204 First Ave 8/28/2013 New York 1900 12 20 4.0% 238 Madison Ave 5/13/2013 New York 1930 12 14 4.2% 27 - 37 27th St 8/21/2013 Astoria 1970 12 40 6.1% 4315 - 4327 Broadway 4/11/2013 New York 1920 11 74 4.0% 4720 - 4728 Broadway 5/15/2013 New York 1920 11 52 4.2% 103 Thayer St 2/21/2013 New York 1920 11 68 4.4% 15 - 25 Crown St 12/12/2013 Brooklyn 1927 11 58 4.0% 256 W 15th St 9/17/2013 New York 1901 11 22 5.0% 358 Grove St 12/12/2013 Brooklyn 2007 11 35 6.5% 325 W 93rd St 1/30/2013 New York 1910 11 28 3.6% 311 W 94th St 12/12/2013 New York 1930 10 24 4.3% 1520 - 1526 St Nicholas Ave 10/2/2013 New York 1911 10 41 4.8% 5008 Broadway 12/30/2013 New York 1934 10 47 4.3% 265 - 267 S 2nd St 4/17/2013 Brooklyn 1914 10 33 4.9% 265 - 267 S 2nd St 4/1/2013 Brooklyn 1914 10 35 4.9% 315 E 10th St 5/7/2013 New York 1920 10 12 5.3% 128 Second Ave 9/12/2013 New York 1920 10 22 3.0% 48 Bedford St 9/24/2013 New York 1900 10 10 5.0% Total: $1,905 4,006 4.4% Office Transactions : Address Close Date Area Year Built Price SF Cap Rate 650 Madison Ave 9/30/2013 New York 1957 $1,328 594,000 2.8% 1211 Sixth Ave 10/11/2013 New York 1973 1,750 1,937,895 4.5% 425 Lexington Ave 6/28/2013 New York 1987 665 750,000 4.5% 125 W 55th St 5/30/2013 New York 1989 470 548,881 5.8% 499 Park Ave 6/28/2013 New York 1981 386 292,966 3.9% 100 - 104 Fifth Ave 6/4/2013 New York 1906 230 277,412 4.5% 295 Madison Ave 8/29/2013 New York 1929 213 332,000 4.2% 440 Ninth Ave 12/4/2013 New York 1927 212 398,800 4.4% 420 Broome St 10/24/2013 New York 1900 148 127,559 5.4% 90 Broad St 1/9/2014 New York 1930 129 392,989 4.8% 66 Beaver St 8/22/2013 New York 1962 104 318,600 6.0% 570 Seventh Ave 8/31/2013 New York 1926 83 151,324 3.5% 229 - 239 W 28th St 3/3/2014 New York 1917 82 153,913 4.0% 545 Madison Ave 12/20/2013 New York 1956 53 132,000 5.6% 232 E 59th St 1/30/2013 New York 1926 34 42,176 6.0% 555 W 25th St 1/29/2014 New York 1891 27 40,926 2.2% 1061 Second Ave 6/24/2013 New York 1961 13 10,000 3.1% 351 Broadway 11/7/2013 New York 1915 13 14,444 2.4% 8622 Bay Pkwy 12/5/2013 Brooklyn 2001 11 60,936 6.7% 123 - 127 Lafayette St 9/24/2013 New York 1920 11 16,120 4.3% Total: $5,959 6,592,941 4.4% Retail Transactions: Address Close Date Area Year Built Price SF Cap Rate 414 - 418 W 14th St 12/3/2013 New York 1877 $94 56,000 4.5% 200 W End Ave 9/23/2013 New York 2008 50 25,000 5.3% 202 Canal St 1/15/2014 New York 1991 36 16,797 5.0% 1064 Madison Ave 1/30/2014 New York 1915 26 11,539 2.6% 991 3rd Ave 12/18/2013 New York 1985 22 4,560 4.8% 215 W 88th St 8/22/2013 New York 1915 21 8,918 4.5% 6 Saint Marks Pl 1/15/2014 New York 1900 14 15,600 5.4% 113 E 60th St 5/6/2013 New York 1910 10 5,320 4.5% Total: $298 164,287 4.6% Source: Real Capital Analytics

36 Leverage Metrics ($ in millions, except per share data) Post Listing WWP Post Listing Consolidated JV Adj. Pro Rata Shares 153.7 153.7 Price $ 13.50 $ 13.50 Equity Value $2,075 $2,075 Mortgage Debt 172.7 427.9 (1) 600.6 Credit Facility 339.1 339.1 Total Debt $ 511.8 $939.7 Cash 0 0 Net Debt $ 511.8 $ 427.9 $ 939.7 Enterprise Value $ 2,587 $ 427.9 $3,015 Leverage Metrics: 2015 GAAP EBITDA $ 109.8 $ 20.3 (2) $ 130.1 Net Debt / 2015 GAAP EBITDA 4.7x 7.2x Net Debt / Enterprise Value 20% 31% % Floating 53% (23%) 29% % Fixed 47% 71% Blended Effective Interest Rate 2.65% 3.53% Weighted Average Debt Maturity (Years) 4.2 6.4 Note: Leverage metrics do not include future acquisitions. (1) Pro Rata share of unconsolidated JV Debt (Worldwide Plaza ). (2) Share of net income in unconsolidated JV (Worldwide Plaza ).

37 Appendix – FAQ’s

38 Frequently Asked Questions Will there be a change in management? No, there will not be a change in management . Is there a shareholder lock - up ? No, there is no shareholder lock - up. Investors are free to sell their shares. What will happen to the existing Dividend Reinvestment Plan (DRIP)? Existing DRIP will be suspended (last payment will be on April 1). Will there be a new Dividend Reinvestment Plan (DRIP)? Yes, we will implement a new dividend reinvestment plan for the company. When will the share repurchase plan (SRP) be terminated? We are terminating our SRP. We have processed all of the requests received under the SRP for the first quarter of 2014 and will not process further requests.

39 Frequently Asked Questions What is the purpose of the tender offer? To provide investors an opportunity to tender their shares for cash, allowing for price certainty. Why are you tendering for my stock? It is accretive to the Company. What are some of the considerations an investor should contemplate when tendering their shares? • Potential short vs. long - term capital gain treatment • Loss of yield • Loss of potential market upside • Potential negative tax implications if shares partially tendered Why are you reducing the annualized dividend? In order to increase retained earnings and drive growth.

40 What Are My Options? Tender My Shares Hold My Shares • Price certainty • Amount of shares uncertain • Taxable sale of shares - short - term or long - term gain? • Avoids market volatility (up or down) • Proceeds available for redeployment • Maintain NYRT investment • Continue to collect dividend • Flexibility to liquidate when desired • Option to watch public trading levels • Defers tax realization event • Complete form • Return to company • Wait for results • Paid promptly following expiration of the offer. • Do nothing with tender offer • Move shares to brokerage account • Create new brokerage account, if necessary C O N S I D E R A T I O N S P R O C E S S

41 Appendix – Management Team & Board of Directors

Senior Management Team



Nicholas S. Schorsch, *Chairman & Chief Executive Officer*

Mr. Schorsch currently serves as Chairman and Chief Executive Officer of American Realty Capital Properties ("ARCP") (NASDAQ: ARCP). Most recently, Mr. Schorsch served as Chairman of American Realty Capital Trust (NASDAQ: ARCT), a publicly traded net lease REIT he co-founded in 2007 and listed on the NASDAQ in March 2012. In January 2013, ARCT completed its merger with Realty Income (NYSE: O). In 2007, Mr. Schorsch co-founded AR Capital, a full service, alternative investment advisory firm and ARCP's external advisor. He currently serves as AR Capital's Chairman and CEO and also holds CEO and board positions for all of the publicly registered, non-traded investments sponsored by AR Capital. From September 2002 until August 2006, Mr. Schorsch served as CEO of American Financial Realty Trust ("AFRT"), which he took public in 2003 under NYSE ticker symbol 'AFR'. Mr. Schorsch served as CEO and President of American Financial Resource Group ("AFRG") from 1995 to 2002. AFRG was AFRT's predecessor and a private equity firm founded for the purpose of acquiring operating companies and other assets. Through AFRG and its successor corporation, AFRT, Mr. Schorsch has executed in excess of 1,000 acquisitions, acquiring both businesses and real estate property with transactional value of approximately $5 billion. Prior to AFRG, Mr. Schorsch served as President of a non-ferrous metal product manufacturing business, Thermal Reduction, where he successfully built the business through mergers and acquisitions and ultimately sold his interests to Corrpro (NYSE) in 1994. Mr. Schorsch has over 20 years of real estate experience. He was dubbed the "Banker's Landlord" by the Philadelphia Inquirer, and is the recipient of the Ernst & Young Entrepreneur of the Year® 2003 Award for the greater Philadelphia area, and the Ernst & Young Entrepreneur of the Year® 2011 Lifetime Achievement Award for real estate. He also served on the board of the National Association of Real Estate Investment Trusts (NAREIT) from 2005 to 2006.



Michael A. Happel, *Executive Vice President & Chief Investment Officer*

Mr. Happel has over 20 years of experience investing in real estate including acquisitions of office, retail, multifamily, industrial, and hotel properties as well as acquisitions of real estate companies and real estate debt. From 1988-2002, he worked at Morgan Stanley & Co., specializing in real estate and becoming co-head of acquisitions for the Morgan Stanley Real Estate Funds, or MSREF, in 1994. While at MSREF, he was involved in acquiring over $10 billion of real estate and related assets in MSREF I and MSREF II. As stated in a report prepared by Wurts & Associates for the Fresno County Employees' Retirement Association for the period ending September 30, 2008, both MSREF I and MSREF II generated approximately a 48% gross IRR for investors and MSREF II generated approximately a 27% gross IRR for investors. Mr. Happel later joined Westbrook Partners, a real estate private equity firm with over $5 billion of real estate assets. In 2004, he joined Atticus Capital, a multi-billion dollar hedge fund, as the head of real estate with responsibility for investing primarily in REITs and other publicly traded real estate securities.



Greg Sullivan, *Chief Financial Officer*(1)

Mr. Sullivan was Chief Financial Officer, Executive Vice President and Treasurer of STAG Capital Partners prior to joining ARC. Mr. Sullivan served on the Board of Managers of STAG Capital Partners, LLC and STAG Capital Partners III, LLC from 2004 to 2011. He served as Executive Vice President for Corporate Development for New England Development LLC (NED) from 2002 to 2011, where his role was to expand and diversify NED's real estate and non-real estate private equity activities. Prior to joining NED in 2002, Mr. Sullivan was Executive Vice President and Chief Financial Officer of Trizec Hahn Corporation from 1994 to 2001, a publicly traded real estate company headquartered in Toronto. From 1987 to 1994, Mr. Sullivan served in various capacities at AEW Capital Management in Boston including overseeing investments for the company's real estate opportunity fund and heading the capital markets group. In addition, from 1982 to 1987, he served as a senior finance officer at M/A-COM, Inc., a Boston based telecommunications company and, from 1980 to 1982, he served as an investment banker at Smith Barney in New York. Mr. Sullivan received his Bachelor of Sciences degree from the University of Vermont and his Master of Business Administration degree from The Wharton School of the University of Pennsylvania.

(1) Employment commences on April 21, 2014

NYRT NEW YORK REIT 42

Senior Management Team



Patrick O'Malley, *Acquisition Director*

Patrick O'Malley currently serves as the Managing Director of Acquisitions for the New York REIT. Prior to joining American Realty Capital in 2012, Mr. O'Malley worked in real estate acquisitions and structured finance for a high net worth family office. Over the past 15 years he has also held positions in the real estate investment banking division at DTZ (a UGL company), the capital markets group for Rockwood Real Estate Advisors and at Massey Knakal Realty Services. Prior to Mr. O'Malley's involvement in real estate, he worked on Wall Street at several firms including Donaldson, Lufkin & Jenrette and Salomon Smith Barney.



Michael Ead, *Assistant General Counsel*

Mr. Michael Ead joined American Reality Capital as assistant general counsel in June 2013. Prior to joining ARC, Michael worked at Proskauer Rose LLP from September 2005 through May 2013 where he practiced commercial real estate law. In 2005, Michael was admitted to the New York State Bar. He attended New York Law School (JD, 2005) finishing magna cum laude, as well as, Indiana University (BS, 2000).



Zachary Pomerantz, *Vice President of Asset Management*

Mr. Zachary Pomerantz joined American Realty Capital in April 2013 as the Vice President of Asset Management. Prior to ARC, Mr. Pomerantz worked in asset management on multiple asset types including commercial, medical, multifamily, rental and condominium properties. He graduated from Cornell University School of Hotel Administration and currently works out of the New York office.

NYRT NEW YORK REIT 43

Board of Directors



William M. Kahane, Director

Mr. Kahane currently serves as the Chief Executive Officer of RCS Capital Corp (NYSE: RCAP). Mr. Kahane has served as a director of American Realty Capital Properties (NASDAQ: ARCP) since February 2013; he was a co-founder of ARCP. Most recently, Mr. Kahane served as Chief Executive Officer and President of American Realty Capital Trust (NASDAQ: ARCT), a publicly traded net lease REIT he co-founded in 2007 and listed on the NASDAQ in March 2012. In January 2013, ARCT completed its merger with Realty Income (NYSE: O). Mr. Kahane has been active in the structuring and financial management of commercial real estate investments for over 35 years. Mr. Kahane was on the Board of Directors of Catellus Development Corp (NYSE: CDX), serving as non-executive chairman from 1999 to 2001. From 2003 to 2006, Mr. Kahane was a trustee at American Financial Realty Trust ("AFRT"), during which time he served as Chairman of the Finance Committee of AFRT's Board of Trustees. Mr. Kahane also serves as a member of the investment committee at Aetos Capital Asia Advisors, a $3 billion series of opportunistic funds targeting assets primarily in Japan and China; he has done so since 2008.



Scott J. Bowman, *Independent Director*

Mr. Bowman has over 20 years of experience in global and retail management. In addition to retail store development, Mr. Bowman founded Scott Bowman Associates in May 2009 and has served as it Chief Executive Officer since such time. Scott Bowman Associates provides global management, business development, retail market and network strategies, licensing, strategic planning and international strategy and operations support to leading retailers and consumer brands.



Robert H. Burns, *Independent Director*

Mr. Burns was appointed as an Independent Director of our company on October 27, 2009. Mr. Burns also serves as an independent director of ARCT. Mr. Burns is a hotel industry veteran with an international reputation and over thirty years of hotel, real estate, food and beverage and retail experience. Mr. Burns founded and built the luxurious Regent International Hotels brand, which he sold in 1992. From 1970 to 1992, Mr. Burns served as chairman and chief executive officer of Regent International Hotels, where he was personally involved in all strategic and major operating decisions.



William G. Stanley, *Independent Director*

Mr. Stanley was appointed as an Independent Director of our company on October 27, 2009. Mr. Stanley also serves as an independent director of ARCT. Mr. Stanley is the founder and managing member of Stanley Laman Securities, LLC, a FINRA member broker-dealer, since 2004, and the founder and president of The Stanley-Laman Group, Ltd (SLG), a registered investment advisor for high net worth clients since 1997. Mr. Stanley serves on the Advisory Board of Highland Capital's, High Cap Group. Highland Capital is a wholly owned subsidiary of National Financial Partners (NYSE:NFP).

NYRT NEW YORK REIT 44

About the Data

Funds from operations (FFO)

Pursuant to the revised definition of funds from operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"), we calculate funds from operations (FFO); a non-GAAP financial measure; by adjusting net income (loss) attributable stockholders (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, impairment losses on depreciable real estate of consolidated real estate, impairment losses on investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to asset sales (land and property), impairment losses and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently. FFO should not be considered as an alternative to net income attributable to stockholders (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income attributable to stockholders and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

Adjusted funds from operations (AFFO)

AFFO; a non-GAAP financial measure; is core FFO excluding certain income or expense items that we consider more reflective of investing activities, other non-cash income and expense items and the income and expense effects of other activities that are not a fundamental attribute of our business plan. These items include unrealized gains and losses, which may not ultimately be realized, such as gains or losses on derivative instruments, gains or losses on contingent valuation rights, gains and losses on investments and early extinguishment of debt. In addition, by excluding non-cash income and expense items such as amortization of above and below market leases, amortization of deferred financing costs, straight-line rent and non-cash equity compensation from AFFO we believe we provide useful information regarding income and expense items which have no cash impact and do not provide liquidity to the company or require capital resources of the company. We exclude distributions related to Class B units and certain interest expenses related to securities that are convertible to common stock as the shares are assumed to have converted to common stock in our calculation of weighted average common shares-fully diluted. Furthermore we include certain cash inflow and outflows that are reflective of operating activities including preferred returns on joint ventures, second generation tenant improvement and leasing commissions (included in the period in which the lease commences) and recurring capital expenditures.

Although our AFFO may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to stockholders. In addition, we believe that to further understand our liquidity, AFFO should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. AFFO does not represent cash generated from operating activities determined in accordance with GAAP, and AFFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

NYRT NEW YORK REIT 45

46 About the Data Earnings before interest, taxes, depreciation and amortization (EBITDA) EBITDA; a non - GAAP financial measure; is defined as net income in accordance with GAAP before interest, taxes, depreciation and amortization. We believe EBITDA is an appropriate measure of our ability to incur and service debt. EBITDA should not be considered as an alternative to cash flows fr om operating activities, as a measure of our liquidity or as an alternative to net income as an indicator of our operating activities. Other REITs may calculate EBITDA di ffe rently and our calculation should not be compared to that of other REITs. EBITDA is adjusted to include our pro - rata share of EBITDA from unconsolidated joint ventures. Net operating income (NOI) Net operating income (NOI) is a non - GAAP financial measure equal to net income attributable to stockholders, the most directly c omparable GAAP financial measure, less discontinued operations, plus corporate general and administrative expense, acquisition and transaction costs, depreciation a nd amortization and interest expense, income from unconsolidated joint ventures, interest and other income and gains from investments in securities. NOI is adjusted to in clu de our pro - rata share of NOI from unconsolidated joint ventures. We use NOI internally as a performance measure and believe NOI provides useful information to in vestors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Th ere fore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets and to make decisions about resource allocations. Further, we bel ieve NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rat es, rental rates, operating costs acquisition activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain compon ent s from net income in order to provide results that are more closely related to a property's results of operations. For example, interest expense is not necessarily li nked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortizati on, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI rep ort ed by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in co njunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our perfo rma nce or to cash flows as a measure of our liquidity or ability to make distributions. Cash net operating income (Cash NOI) NOI, presented on a cash basis, which is equal to NOI after eliminating the effects of straight - lining of rent and fair value le ase revenue.